Exhibit 10.2

Mondelez Coffee HoldCo B.V.

Wilhelminakanaal Zuid 110

4903 RA Oosterhout

The Netherlands

30 May 2020

PRIVATE & CONFIDENTIAL

Acorn Holdings B.V.

Oosterdoksstraat 80

1011 DK

Amsterdam

The Netherlands

Delta Charger HoldCo B.V.

Oosterdoksstraat 80

1011 DK

Amsterdam

The Netherlands

JDE Minority Holdings B.V.

Oosterdoksstraat 80

1011 DK

Amsterdam

The Netherlands

Jacobs Douwe Egberts B.V.

Oosterdoksstraat 80

1011 DK

Amsterdam

The Netherlands

Dear Sirs,

Transfer of Shares in Jacobs Douwe Egberts B.V.

1.

We refer to the shareholders agreement relating to Jacobs Douwe Egberts B.V. (the “Company”), by and among Mondelez Coffee HoldCo B.V. (“MDLZ”), Delta Charger HoldCo B.V. (“Delta Charger”) and JDE Minority Holdings B.V. (“JDE Minority”) and Jacob’s Douwe Egberts B.V. (the “Company”) dated 7 May 2014 as amended, varied and restated (the “JDE SHA”). Terms defined in the JDE SHA shall have the same meanings in this letter unless otherwise specified.

2.

We hereby notify Delta Charger and JDE Minority that, pursuant clause 15.3.1 of the JDE SHA, MDLZ intends to transfer all of its Shares to MCH Sub B.V. (“MCH Sub”) in the coming days (the “Contribution”). MCH Sub is a wholly-owned subsidiary of MDLZ (and a wholly-owned, indirect subsidiary of Mondelēz International, Inc.) and, accordingly, is a Shareholder Group Entity of MDLZ.

3.

As required by clause 15.3.1(b) of the JDE SHA, MCH Sub shall enter into a Deed of Adherence in the form set out in schedule 8 to the JDE SHA before the Contribution occurs. The other parties to the JDE SHA shall also sign that Deed of Adherence.

Waiver of Retransfer Requirement

4.

We note that, as envisaged by the proposal for merger prepared by the management boards of MCH Sub, New Oak 2 B.V. (“New Oak 2”) and JDE Peet’s B.V. (“JDE Peet’s”) dated 25 February 2020, MCH Sub will merge into New Oak 2 shortly after the Contribution occurs with JDE Peet’s issuing new shares to MDLZ as part of the merger (the “Merger”).

5.

At the point at which the Merger becomes effective (the “Effective Time”), MCH Sub will cease to exist and MDLZ will come to hold only 26.5% of the shares of JDE Peet’s. Accordingly, MCH Sub will cease to be a Shareholder Group Entity of MDLZ at the Effective Time.

6.

The parties to the JDE SHA hereby agree that clause 15.3.1(c) of the JDE SHA will not apply to the Merger, such that the obligation for MCH Sub to transfer all of its Shares back to MDLZ (or to another Shareholder Group Entity of MDLZ) prior to the Effective Time is hereby waived.

Termination of JDE SHA

7.	The parties to the JDE SHA (including MCH Sub) hereby agree that:

(a)	the JDE SHA shall be terminated with effect from the Effective Time, in accordance with clause 20.1.1(a) of the JDE SHA; and

(b)

clauses 14.1, 14.2, 14.3, 22, 24 and 25 of the JDE SHA shall not constitute Surviving Provisions and, accordingly, shall not remain in force or effect after the Effective Time (notwithstanding clause 20.2.2 of the JDE SHA).

8.

From the Effective Time until the first settlement of the initial public offering of JDE Peet’s, Acorn shall procure that each Group Company shall conduct itself in the ordinary course of business and in particular, except with the prior approval of MDLZ, not take any action which would be a Reserved Matter if the JDE SHA had not been terminated pursuant to paragraph 7 above.

9.	For the avoidance of doubt, the terms of the JDE SHA (including, in particular, the provisions relating to Reserved Matters) shall continue to apply until the Effective Time.

Miscellaneous

10.	The terms of this letter and the transactions contemplated hereunder shall constitute Confidential Information (in respect of each Shareholder) for the purposes of clause 22 of the JDE SHA.

11.	Clauses 30 (Notice), 31 (Governing Law), 32 (Arbitration), 33 (Jurisdiction) and 34 (Counterparts) and schedule 14 (Interpretation) of the JDE SHA shall apply to this letter mutatis mutandis.

Please countersign a copy of this letter to confirm your agreement to the terms set out in this letter.

[signature page to follow]

Yours faithfully,

Signed:	/s/ P.J. Merkus	/s/ M.F.J.M. van de Louw

	for and on behalf of	for and on behalf of
	Mondelez Coffee Holdco B.V.	Mondelez Coffee Holdco B.V.

We hereby confirm our agreement to the terms set out in this letter:

/s/ K.C. Keller	/s/ L. Burgers	/s/ M.M. Broers

for and on behalf of Acorn Holdings B.V.	for and on behalf of Delta Charger HoldCo B.V.	for and on behalf of JDE Minority Holdings B.V.

/s/ P.J. Merkus

/s/ K.C. Keller		/s/ M.F.J.M. van de Louw

for and on behalf of Jacobs Douwe Egberts B.V.		for and on behalf of MCH Sub B.V.